 A M E R I C A N  B U S I N E S S  F I N A N C I A L  S E R V I C E S,  I N C.


                         [Graphic Omitted: Building]


Dear Investor:

     Thank you for your interest in American Business Financial Services, Inc.'s (ABFS) Investment Note program. Enclosed please find our current Prospectus (which replaces the Prospectus dated November 7, 2003). Our current Rate Supplement is also enclosed.

     Most financial experts agree that fixed-rate investments are an important component of any portfolio, so you may want to consider adding a fixed-rate ABFS Investment Note or Uninsured Money Market Note to your overall mix of investments.

     Simply read this current Prospectus, including "Risk Factors," carefully before investing. Then, review the Rate Supplement and choose the rate and term that best suits your investment objectives and horizon. Take advantage of this opportunity to invest in a 12-month Investment Note yielding XXXX% annually. Finally, complete the Investor Order Form and return it with your check made payable to "American Business Financial Services, Inc." in the enclosed postage-paid envelope.

     ABFS also offers you the opportunity to have your Investment Note interest automatically deposited into your existing savings, checking or money market account at your financial institution. Call us at the toll-free number below for more details.

     Again, we thank you for your interest. If you have any questions, please call us toll-free at 1-800-776-4001.

Sincerely,

/s/ Jerry Rappaport                          /s/ Ray Bucceroni
---------------------                        ---------------------
Jerry Rappaport                              Ray Bucceroni
Senior Vice President                        Senior Vice President



P.S. When you complete your Investor Order Form, please be sure to include your email address, if applicable, in the space provided, so that we can communicate important information to you in a timely manner.

INVESTMENT NOTES AND UNINSURED MONEY MARKET NOTES REPRESENT OBLIGATIONS OF ABFS AND ARE NOT CERTIFICATES OF DEPOSIT OR INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY.


                        A M E R I C A N    B U S I N E S S    F I N A N C I A L    S E R V I C E S,    I N C.

                                                         INVESTOR ORDER FORM

                                   (Please place completed form in the enclosed prepaid envelope)                             PR0604

------------------------------------------------------------------------------------------------------------------------------------
                       INVESTOR: PLEASE INDICATE YOUR INVESTMENT ORDER BELOW (FILL IN ALL TERMS AND AMOUNTS).
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT NOTES
------------------------------------------------------------------------------------------------------------------------------------
Please enclose a check for the purchase of an American Business        PLEASE CHECK ONE OF THE FOLLOWING INTEREST PAYMENT OPTIONS:
Financial Services, Inc. Investment Note(s). ($1,000 MINIMUM PER NOTE) [ ] COMPOUND INTEREST DAILY AND PAY AT MATURITY.
Indicate the amount you wish to invest for each term selected below:   [ ] COMPOUND INTEREST DAILY AND PAY INTEREST:
                                                                           (Available on maturities of 12 months or longer)
Term              Amount $                                                 [ ] Monthly [ ] Quarterly [ ] Semi-Annually [ ] Annually
----------------------------------------------------------------------     SELECT METHOD OF INTEREST PAYMENT:
Term              Amount $                                                 [ ] By AUTOMATIC TRANSFER to Investor's Bank (If this
----------------------------------------------------------------------         option is chosen, investor must attach voided check
Term              Amount $                                                     for account selected to receive transfer.)
----------------------------------------------------------------------     [ ] Transfer to ABFS Uninsured Money Market Notes.
Term              Amount $                                                     Account Number:____________________________________
----------------------------------------------------------------------     [ ] By Check
                                                                       (If no interest option is checked, interest will be
TOTAL amount of INVESTMENT NOTE(s) purchase: $________________________ compounded daily and paid at maturity).

Rates established at the date of purchase as set forth in the current
Prospectus and Rate Supplement are fixed until maturity.

UNINSURED MONEY MARKET NOTES
====================================================================================================================================
Please enclose a check for the purchase of an American Business Financial Services, Inc. Uninsured Money Market Note(s). Initial
Rate is established at the date of purchase as set forth in the current Prospectus and Rate Supplement and is subject to change. The interest rate paid on the Uninsured Money Market Notes is subject to change from time to time at the Company's sole discretion provided that such rate shall not be reduced below 4% per year.

TOTAL amount of Uninsured Money Market Note(s) purchase: $_______________________________ (Minimum $1,000)
====================================================================================================================================
INVESTMENT NOTES OR UNINSURED MONEY MARKET NOTES ARE NOT CERTIFICATES OF DEPOSIT OR OTHER OBLIGATIONS OF OR GUARANTEED BY A
DEPOSITORY INSTITUTION. THE PAYMENT OF PRINCIPAL AND INTEREST ON THE NOTES IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER
GOVERNMENTAL AGENCY.
------------------------------------------------------------------------------------------------------------------------------------
                                INVESTOR: Please print all information below to complete your order.
------------------------------------------------------------------------------------------------------------------------------------
REGISTRATION INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Registered Owner                                                               SSN/EIN
------------------------------------------------------------------------------------------------------------------------------------
Joint Owner (If applicable)                                                    SSN
------------------------------------------------------------------------------------------------------------------------------------
Street Address                                                                 Date of Birth
------------------------------------------------------------------------------------------------------------------------------------
City                                                                           State               Zip
------------------------------------------------------------------------------------------------------------------------------------
E-mail Address                                                                 Telephone (    )
------------------------------------------------------------------------------------------------------------------------------------
Beneficiary Name (Only if Pay-On-Death registration desired)                   Beneficiary SSN
------------------------------------------------------------------------------------------------------------------------------------
Custodian's Name* (Only one allowed by law)
------------------------------------------------------------------------------------------------------------------------------------
Minor's Name*                                                                  Minor's SSN
------------------------------------------------------------------------------------------------------------------------------------
*Under the Uniform Transfers to Minors Act

CERTIFICATION / SIGNATURE
------------------------------------------------------------------------------------------------------------------------------------
UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
1.  The SSN/EIN number shown on this form is my correct taxpayer identification number; and
2.  I am not subject to backup withholding, because (a) I am exempt from backup withholding, or (b) I have not been notified by the
    IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding (Cross out this paragraph 2 if you are subject to backup withholding); and
3.  I am a U.S. person (including a U.S. resident alien).

I ALSO CERTIFY THAT: (1) I am a bonafide resident of the state listed in my Registration Information, and (2) I have received a copy of the Prospectus dated __________________.

Signature of Registered Owner                                                      Date
------------------------------------------------------------------------------------------------------------------------------------

Joint Signature (If Applicable)                                                    Date
------------------------------------------------------------------------------------------------------------------------------------

PAYMENT INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
PLEASE MAKE CHECKS PAYABLE TO: AMERICAN BUSINESS FINANCIAL SERVICES, INC.                                                   ABFS(SM)
P.O. BOX 11716 o PHILADELPHIA, PA 19101-9928

This application is neither an offer to sell nor an offer to buy Investment Notes or Uninsured Money Market Notes. Such an offer can only be made by Prospectus accompanied by a Rate Supplement.

                              AMERICAN BUSINESS FINANCIAL SERVICES, INC. NOTES
                             (INVESTMENT NOTES AND UNINSURED MONEY MARKET NOTES)

                                               Rate Supplement
                                    Prospectus Supplement dated XX/XX/04

                                                                 PRINCIPAL AMOUNT $5,000 OR GREATER
                                   PRINCIPAL AMOUNT          TRADITIONALLY RESERVED FOR NEW INVESTMENTS
                                   $1,000 TO $4,999                      OF $100,000 OR GREATER

                 Term               Rate     Annual Yield*              Rate          Annual Yield*
       |-------------------------|------------------------|-----------------------------------------------|
       |       3-5 mos.          |                        |                                               |
       |                         |                        |                                               |
       |        6 mos.           |                        |                                               |
       |                         |                        |                                               |
       |       7-11 mos.         |                        |                                               |
       |                         |                        |                                               |
       |       12-29 mos.        |                        |                                               |
       |                         |                        |                                               |
       |        13 MOS.          |                        |                                               |
       |                         |                        |                                               |
       |      30-120 mos.        |                        |                                               |
       |                         |                        |                                               |
       |      Uninsured          |                        |                                               |
       |   Money Market Note**   |                        |                                               |
       |-------------------------|------------------------|-----------------------------------------------|

                          Minimum Investment is $1,000

   AMERICAN BUSINESS FINANCIAL SERVICES, INC. IS A NASDAQ LISTED COMPANY (ABFI)

An offer can be made only by the Prospectus dated XXXX XX, 2004, Prospectus Supplement dated XXXX XX, 2004 delivered in conjunction with this Rate Supplement. See "Risk Factors" in the Prospectus for a discussion of certain factors which should be considered in connection with an investment in the Notes.

* The Annual Yield assumes all interest reinvested daily for 1 year. For terms less than 1 year: Annual Yield provided for comparison purposes; actual yield to maturity will be less.

These rates are available from XXXX XX, 2004 through XXXX XX, 2004.

**The interest paid on the Uninsured Money Market Notes is subject to change from time to time at the sole discretion of ABFS provided that such rates shall not be reduced below 4% per year. Written notice of any decrease in rate will be provided to holders of such Notes at least 14 days prior to the effective date of the change. No notice will be provided in connection with an increase in the interest rate paid on such Notes.

You may obtain an additional copy of the Prospectus dated XXXX XX, 2004, Prospectus Supplement dated XXXX XX, 2004 free of charge from American Business Financial Services, Inc. by calling (800)776-4001.

   INVESTMENT NOTES AND UNINSURED MONEY MARKET NOTES REPRESENT OBLIGATIONS OF
    ABFS AND ARE NOT CERTIFICATES OF DEPOSIT OR INSURED OR GUARANTEED BY THE
                     FDIC OR ANY OTHER GOVERNMENTAL AGENCY.

                                [GRAPHIC OMITTED]
                      AMERICAN BUSINESS FINANCIAL SERVICES

                   PO Box 11716 o Philadelphia, PA 19101-9928
                               www.ABFSonline.com
                       FOR INFORMATION CALL 1-800-776-4001

                                 AMERICAN BUSINESS FINANCIAL SERVICES, INC. NOTES
                               (INVESTMENT NOTES AND UNINSURED MONEY MARKET NOTES)

                                                 Rate Supplement
                                       Prospectus Supplement dated XX/XX/04

                                                                               Bonus            Bonus
                  Term           Rate         Annual Yield*      Bonus          Rate         Annual Yield*
       |---------------------------------------------------|---------------|-----------------------------------|
       |          3-5 mos.                                 |               |                                   |
       |                                                   |               |                                   |
       |           6 mos.                                  |               |                                   |
       |                                                   |               |                                   |
       |          7-11 mos.                                |               |                                   |
       |                                                   |               |                                   |
       |         12-29 MOS.                                |               |                                   |
       |                                                   |               |                                   |
       |         30-59 mos.                                |               |                                   |
       |                                                   |               |                                   |
       |        60-120 mos.                                |               |                                   |
       |                                                   |               |                                   |
       |       Uninsured                                   |               |                                   |
       |   Money Market Note**                             |               |                                   |
       |---------------------------------------------------|---------------|-----------------------------------|

                          Minimum Investment is $1,000
        FOR INVESTMENTS OF $100,000 OR MORE, PLEASE CONTACT US FOR RATES.

   AMERICAN BUSINESS FINANCIAL SERVICES, INC. IS A NASDAQ LISTED COMPANY (ABFI)

An offer can be made only by the Prospectus dated XXXX XX, 2004, Prospectus Supplement dated XXXX XX, 2004 delivered in conjunction with this Rate Supplement. See "Risk Factors" in the Prospectus for a discussion of certain factors which should be considered in connection with an investment in the Notes.

* The Annual Yield assumes all interest reinvested daily for 1 year. For terms less than 1 year: Annual Yield provided for comparison purposes; actual yield to maturity will be less.

These rates are available from XXXX XX, 2004 through XXXX XX, 2004.

**The interest paid on the Uninsured Money Market Notes is subject to change from time to time at the sole discretion of ABFS provided that such rates shall not be reduced below 4% per year. Written notice of any decrease in rate will be provided to holders of such Notes at least 14 days prior to the effective date of the change. No notice will be provided in connection with an increase in the interest rate paid on such Notes.

You may obtain an additional copy of the Prospectus dated XXXX XX, 2004, Prospectus Supplement dated XXXX XX, 2004 free of charge from American Business Financial Services, Inc. by calling (800)776-4001.

   INVESTMENT NOTES AND UNINSURED MONEY MARKET NOTES REPRESENT OBLIGATIONS OF
    ABFS AND ARE NOT CERTIFICATES OF DEPOSIT OR INSURED OR GUARANTEED BY THE
                     FDIC OR ANY OTHER GOVERNMENTAL AGENCY.

                               [GRAPHIC OMITTED]
                      AMERICAN BUSINESS FINANCIAL SERVICES

                   PO Box 11716 o Philadelphia, PA 19101-9928
                               www.ABFSonline.com
                       FOR INFORMATION CALL 1-800-776-4001

                AMERICAN BUSINESS FINANCIAL SERVICES, INC. NOTES
               (INVESTMENT NOTES AND UNINSURED MONEY MARKET NOTES)

                                 Rate Supplement
                      Prospectus Supplement dated XX/XX/04


                                             PRINCIPAL AMOUNT
                                             $1,000 TO $4,999

                Term                         Rate      Annual Yield*
       |-------------------------|---------------------------------------------|
       |       3-5 mos.          |                                             |
       |                         |                                             |
       |        6 mos.           |                                             |
       |                         |                                             |
       |      7-11 mos.          |                                             |
       |                         |                                             |
       |      12-29 mos.         |                                             |
       |                         |                                             |
       |      13 MOS.            |                                             |
       |                         |                                             |
       |    30-120 mos.          |                                             |
       |                         |                                             |
       |     Uninsured           |                                             |
       | Money Market Note**     |                                             |
       |-------------------------|---------------------------------------------|

                          Minimum Investment is $1,000

   AMERICAN BUSINESS FINANCIAL SERVICES, INC. IS A NASDAQ LISTED COMPANY (ABFI)

An offer can be made only by the Prospectus dated XXXX XX, 2004, Prospectus Supplement dated XXXX XX, 2004 delivered in conjunction with this Rate Supplement. See "Risk Factors" in the Prospectus for a discussion of certain factors which should be considered in connection with an investment in the Notes.

* The Annual Yield assumes all interest reinvested daily for 1 year. For terms less than 1 year: Annual Yield provided for comparison purposes; actual yield to maturity will be less.

These rates are available from XXXX XX, 2004 through XXXX XX, 2004.

**The interest paid on the Uninsured Money Market Notes is subject to change from time to time at the sole discretion of ABFS provided that such rates shall not be reduced below 4% per year. Written notice of any decrease in rate will be provided to holders of such Notes at least 14 days prior to the effective date of the change. No notice will be provided in connection with an increase in the interest rate paid on such Notes.

You may obtain an additional copy of the Prospectus dated XXXX XX, 2004, Prospectus Supplement dated XXXX XX, 2004 free of charge from American Business Financial Services, Inc. by calling (800)776-4001.

   INVESTMENT NOTES AND UNINSURED MONEY MARKET NOTES REPRESENT OBLIGATIONS OF
    ABFS AND ARE NOT CERTIFICATES OF DEPOSIT OR INSURED OR GUARANTEED BY THE
                     FDIC OR ANY OTHER GOVERNMENTAL AGENCY.



                               [GRAPHIC OMITTED]
                      AMERICAN BUSINESS FINANCIAL SERVICES

                   PO Box 11716 o Philadelphia, PA 19101-9928
                               www.ABFSonline.com
                       FOR INFORMATION CALL 1-800-776-4001